The PNC Financial Services Group, Inc. Lehman Brothers Financial Services Conference London May 20, 2008 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding these factors in our 2007 Form 10-K and first quarter 2008 Form 10-Q, including in the Risk Factors and Risk Management sections, and in our other SEC reports (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of the deconsolidation of BlackRock near the end of third quarter 2006 and the impact of certain types of items.  Unless otherwise indicated, adjusted results reflect, as applicable, the following types of adjustments: (1) 2006 and earlier periods reflect the impact of the deconsolidation of BlackRock by adjusting as if we had recorded our BlackRock investment on the equity method prior to its deconsolidation;  (2) adjusting 2006 periods, as applicable, to exclude the impact of the third quarter
2006 gain on the BlackRock/MLIM transaction and losses on the repositioning of PNC’s securities and mortgage loan portfolios; (3) adjusting fourth quarter 2006 and 2007 periods to exclude the net mark-to-market adjustments on PNC’s remaining BlackRock LTIP shares obligation and, as applicable, the gain PNC recognized in first quarter 2007 in connection with the company’s transfer of BlackRock shares to satisfy a portion of its
BlackRock LTIP shares obligation;  (4) adjusting 2007 and 2006 periods to exclude, as applicable, integration costs related to acquisitions and to the
BlackRock/MLIM transaction; (5) adjusting 2007 periods, as applicable, for the fourth quarter 2007 Visa litigation charge; and (6) adjusting, as appropriate, for the tax impact of these adjustments.  We have provided these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented, in addition to providing a basis of comparability for the impact of the BlackRock deconsolidation given the magnitude of the impact of deconsolidation on various components of our income statement and balance sheet. We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations as the result of our management activities on those operations.  While we have not provided other adjustments for the 2007 and earlier periods discussed, this is not intended to imply that there could not have been other similar types of adjustments, but any such adjustments would not have been similar in magnitude to the amount of the adjustments shown.
In certain discussions, we may also provide revenue information on a taxable-equivalent basis by increasing the interest income earned on tax-
exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC - Investor
Relations.”

Clear strategies and strong execution
Maintaining a moderate risk profile
Creating positive operating leverage
-
Ability to grow high-quality diverse revenue streams
-
A well-positioned balance sheet for strong net interest
income growth
-
A continuous improvement culture
Building capital flexibility and strong liquidity
PNC - Designed to Consistently Deliver Strong Results
A business model differentiated by:

PNC Corporate Profile
Market cap $24 billion
Assets $140 billion
Loans $71 billion
Deposits $80 billion
Branches 1,096
ATMs 3,903
Employees 27,335
Highlights¹
(1) As of March 31, 2008, not including market cap.  Market cap as of May 6, 2008.  Loans are net of unearned income.
One of the largest financial services
companies in the United States
Diversified mix of business segments:
- Retail Banking
- Corporate & Institutional Banking
- PFPC
- BlackRock
Focus on enterprise risk management
Commitment to long-term shareholder
value
History of serving our key
constituencies
Overview

Key Growth Statistics
PNC Has a Demonstrated Ability to Deliver
Solid Results
7% 10% Net interest income
7%
9%¹
Noninterest income
8%
10%¹
Total revenue
Peers
2
PNC
Compound annual growth 2003-2007
(1%) 5% Diluted EPS
4% 10% Net income
12% 19% Assets
(1) PNC noninterest income and total revenue are presented as adjusted for the deconsolidation of BlackRock, BlackRock/MLIM transaction integration costs, and gains/losses related to PNC’s BlackRock LTIP shares obligation, and are reconciled to GAAP amounts in the Appendix.  PNC reported CAGR was
4% for noninterest income and 6% for total revenue.  (2) Peers reflects average of the super-regional banks identified in the Appendix other than PNC.

WA
OR
ID
CA
NV
AZ
MN
WI
MI
IL
MO
AR
LA
TX
TN
GA
FL
NC
IN
OH
KY
VA
PA
NY
NH
MA
CT
NJ
DE
DC
MD
Ireland
UK
Luxembourg
Poland

PNC Franchise Retail Banking Footprint Corporate & Institutional Offices PFPC International Offices BlackRock Headquarters (60 offices in 19 countries) BLK CO TX KS BLK

PNC 2008 Execution Highlights
Delivered solid 1Q08 results in a difficult environment
1Q08 net income of $377 million or $1.09 per diluted share
Posted strong revenue growth
Created positive operating leverage
Maintained a well-positioned balance sheet
Asset quality performed as expected
Strengthened our Tier 1 capital ratio
Increased our dividend
PNC’s Ability to Execute Yielded Positive
Results, Despite Market Volatility

Clear strategies and strong execution
Maintaining a moderate risk profile
Creating positive operating leverage
-
Ability to grow high-quality diverse revenue streams
-
A well-positioned balance sheet for strong net interest
income growth
-
A continuous improvement culture
Building capital flexibility and strong liquidity
PNC - Designed to Consistently Deliver Strong Results
A business model differentiated by:

PNC 51%
Wachovia 59
Wells Fargo 65
US Bancorp 65
Regions 67
BB&T 68
SunTrust 69
Fifth Third 73
National City 75
KeyCorp 75
Comerica 78
Balanced Asset Mix Less Dependent on Credit
Cash, FF sold,
other short-
term
investments
Other
Assets
Consumer loans,
including residential
mortgage
Commercial
lending
Securities available
for sale
Loans held for sale
30%
21%
19%
7%
2%
21%
Total
Assets
$140 billion
As of March 31, 2008.  Peer comparison source:  SNL DataSource.
Loans/Assets
As of March 31, 2008

Consumer Loan Portfolio
Auto
5%
Residential
mortgage
32%
Home Equity Portfolio
Credit
Statistics¹
First lien positions 39%
In-footprint exposure 93%
Weighted average:
Loan to value 72%
FICO scores 725
Net
charge-offs²
0.35%
90 days past due 0.42%
Other
14%
Home
equity
49%
Residential Mortgage Portfolio
Credit
Statistics¹
Weighted average:
Loan to value 67%
FICO scores 747
Net
charge-offs²
0.02%
90 days past due 0.91%
As of March 31, 2008.
(1) Includes loans from acquired portfolios for which lien position and loan-to-value information was limited and represents most recent FICO scores we have on file, where applicable. (2) For the quarter ended March 31, 2008.
Total
portfolio
$29 billion

Commercial Lending Portfolio
Commercial -
other
58%
Asset-
based
12%
Commercial
real estate
22%
Equip.
leasing
8%
Total
portfolio
$42 billion
As of March 31, 2008.
(1) Excludes $44 million charge-off increase due to the realignment of charge-off policies in the first quarter of 2008. Percentage including the impact of the realignment was .72%.
$.273 $9.1 Total
.042 1.3 Other
--- .4 Land
.007 .6 Hotel
.003 .7 Industrial
.014 .9 Multi-family
.016 1.5 Retail
.007 1.6 Office
$.184 $2.1 Residential
Commercial Lending Portfolio Statistics
Comm’l net charge-offs to average comm’l loans, adjusted
.29%¹
Nonperforming comm’l loans to total comm’l loans  1.25%
Largest nonperforming asset $20 million
Average nonperforming commercial loan             $490 thousand
Commercial Real Estate
Type Outstanding   Nonperforming
billions                   billions
Commercial Real Estate Statistics
CRE net charge-offs to average CRE loans           .49%
Nonperforming CRE loans to total CRE loans           3.02%
Average nonperforming CRE loan $2 million

Strategic Decisions and Operating Discipline Result in
a Strong Relative Credit Risk Profile
Peer comparison source: SNL DataSource; Peer Group represents average of super-regional banks identified in the Appendix other than PNC.  PNC as reported.
0.00%
0.30%
0.60%
0.90%
1.20%
1.50%
Nonperforming
loans to total
loans
Nonperforming
assets to total
assets
Net charge-
offs to average
loans
(three months ended)
Allowance for
loans and
lease losses to
loans
.77%
1.21%
.42%
.97%
.57%
.98%
1.22%
1.47%
Key 1Q08 Metrics
Credit decisions driven
by risk-adjusted returns
Minimal exposure to
subprime mortgages,
high-yield bridge and
leveraged finance loans
Highly granular portfolio

Clear strategies and strong execution
Maintaining a moderate risk profile
Creating positive operating leverage
-
Ability to grow high-quality diverse revenue streams
-
A well-positioned balance sheet for strong net interest
income growth
-
A continuous improvement culture
Building capital flexibility and strong liquidity
PNC - Designed to Consistently Deliver Strong Results
A business model differentiated by:

PNC           53%
US Bancorp 53
National City 52
Fifth Third 52
SunTrust 48
Regions 47
Wells Fargo 46
BB&T 43
KeyCorp 43
Wachovia 39
Comerica 33
Diverse and Valuable Revenue Stream
Deposit and
other net
interest
income
Loan
net interest
income
14%
29%
18%
Asset
management
12%
Consumer
services and
deposit
charges
12%
Fund
servicing
9%
Corporate
services
6%
Other
Noninterest Income to
Total Revenue
1Q08
Total
revenue
$1.8 billion
For the three months ended March 31, 2008.  The sum of deposit NII and loan NII equals GAAP net interest income.  Further information regarding revenue mix is provided in the Appendix.  Peer comparison source:  SNL DataSource.
1Q08 Contribution to Total Revenue
Revenue growth
+13%
1Q08 vs. 1Q07

Retail checking
relationships
(millions)
2.31
+17%²
Consumer online
banking users
55%     +18%³
Consumer online
bill-pay users       35%
+61%³
Retail average deposits
4
(billions)
Noninterest-bearing demand $10.5  +18%
Total transaction deposits $37.4    +14%
Financial consultants¹
387 +11%
Consumer Services, Deposit Charges
and Brokerage
(1) Excludes brokerage revenue associated with Hilliard Lyons of $29 million and $33 million for 1Q08 and 1Q07, respectively, and financial consultants associated with Hilliard Lyons.  The sale of Hilliard Lyons was completed on March 31, 2008.  (2)  Amounts at March 31, 2007 do not include the impact of
Mercantile.   (3)  Reflects growth in users.  (4) For quarter ended March 31.
March 31
2008
Key drivers
$0
$75
$150
$225
1Q08
1Q07
Revenue Sources¹
Consumer
services
Deposit
charges
Brokerage -
PNC
Investments
Change vs.
March 31
2007

BlackRock¹
AUM
(billions)
Equity and balanced     $427
Fixed income 515
Cash management 349
Alternative investments 74
Total $1,364
Change from March 31, 2007
+18%
PNC Wealth Management AUM
(billions)
Equity $36
Fixed income   17
Liquidity/Other 12
Total $65
Asset Management
(1) Represents total BlackRock, Inc. amounts.  PNC owned 33% of BlackRock at March 31, 2008.
March 31, 2008
Key drivers
$0
$75
$150
$225
1Q08
1Q07
PNC Wealth
Management
BlackRock
Revenue Sources

Fund Servicing
$0
$50
$100
$150
$200
$250
1Q08
1Q07
Accounting/administration
net fund assets
(billions)
Domestic $875 +20%
Offshore $125 +37%
Custody fund
assets
(billions)
$476 +9%
Total assets
serviced
(billions)
$2,600 +18%
Shareholder accounts
(millions)
Transfer agency 19 +6%
Subaccounting 57 +14%
Change vs.
March 31
2007
March 31
2008
Key drivers
Investor
services
Securities
services
Financial
advisor
services
Revenue Sources

Corporate Services
Key drivers
$0
$25
$50
$75
$100
$125
$150
$175
1Q08
1Q07
Corporate & Institutional
(average billions)
Noninterest-bearing demand
deposits $7.5 +6%
Money market deposits $5.0 +11%
Loans $24.4 +25%
Commercial mortgage servicing
portfolio (at March 31, billions)
$244        +18%
Commercial card (including P-card)
Transaction volume +32%
Processed dollar volume +26%
Change vs.
1Q07 1Q08
Treasury
management
Capital
markets
and other
Mortgage
servicing
Revenue Sources

Strong Net Interest Income Growth $623 $738 $761 $793 $854 $0 $150 $300 $450 $600 $750 $900 1Q07 2Q07 3Q07 4Q07 1Q08 Net interest margin 2.95% 3.09% +14bps

$0
$1
$2
$3
$4
$5
$6
$7
Creating Positive Operating Leverage
Adjusted revenue²
Adjusted noninterest expense³
Adjusted net income
4
$1.2
$1.3
$1.5
(1) As reported: revenue 7%, expense 5%, operating leverage 2%. Adjusted amounts are reconciled to GAAP amounts in the Appendix.
(2) As reported $5.5 billion, $6.3 billion, $8.6 billion, $6.7 billion for 2004, 2005, 2006, 2007, respectively.
(3) As reported $3.7 billion, $4.3 billion, $4.4 billion, $4.3 billion for 2004, 2005, 2006, 2007, respectively.
(4) As reported $1.2 billion, $1.3 billion, $2.6 billion, $1.5 billion for 2004, 2005, 2006, 2007, respectively.
2004 2005 2006
Revenue
+13%
Expense
+10%
1Q08 vs. 1Q07
Operating
Leverage
+3%
$1.7
2007
PNC’s Disciplined Growth Strategies Help
Drive Positive Operating Leverage…and
EPS Growth

Clear strategies and strong execution
Maintaining a moderate risk profile
Creating positive operating leverage
-
Ability to grow high-quality diverse revenue streams
-
A well-positioned balance sheet for strong net interest
income growth
-
A continuous improvement culture
Building capital flexibility and strong liquidity
PNC - Designed to Consistently Deliver Strong Results
A business model differentiated by:

Strong earnings
Access to capital markets
Return to shareholders
Investing in our businesses
Target
Range
Building Our Capital Flexibility
Tier 1 Capital Ratio
7.7%
(at March 31, 2008)
Sources/Uses
PNC’s Execution and Disciplined Use of
Capital Help Build Flexibility
8.5%
7.5%

Well-Positioned from a Liquidity Standpoint
Net loans and leases to total
deposits
Net non-core funding
dependence
Net short-term liabilities to total
assets
On hand liquidity to total
liabilities
Reliance on wholesale funding
Source: Bank Research Spotlight, Lehman Brothers, Global Equity Research, March 25, 2008 [Data as of 3Q07], SNL Financial.
Peer Group Composite
Ranking
Lehman Brothers Criteria
1 PNC
2 Regions
3 Comerica
4 Fifth Third
5 BB&T
6 SunTrust
7 Wachovia
8 KeyCorp
9 Wells Fargo
10 National City
11 US Bancorp

Summary
PNC Is Continuing to Build a Great
Company
Clear strategies and strong execution
Commitment to a moderate risk profile
Ability to grow high quality revenue streams
Focus on continuous improvement
Disciplined capital management processes
Strong liquidity
PNC’s…
…leave us well-positioned for the future

Cautionary Statement Regarding Forward-Looking
Information
Appendix
We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the
Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,”
“intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward-looking statements.  Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our 2007 Form 10-K and our Form 10-Q for the quarter ended March 31, 2008, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC reports.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate.  In particular, our businesses and financial results may be impacted by:
•Changes in interest rates and valuations in the debt, equity and other financial markets.
•Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
•Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
•Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
•Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
•A continuation of recent turbulence in significant portions of the global financial markets could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting the economy generally.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting.  These statements are based on our current expectations that interest rates will remain low through 2008 with continued wide market credit spreads and our view that national economic conditions currently point toward a mild recession.
•Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund certain BlackRock long-term incentive plan (“LTIP”) programs, as our LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in BlackRock’s common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding.  These legal and regulatory developments could include:  (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries;  (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, education lending, and the protection of confidential customer information; and (e)
changes in accounting policies and principles.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports.  BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
We grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks in addition to those presented by the nature of the business acquired.  In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas.  As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues.  Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs arising as a result of those issues.  Our recent acquisition of Sterling Financial Corporation (“Sterling”) presents regulatory and litigation risk, as a result of financial irregularities at Sterling’s commercial finance subsidiary, that may impact our financial results.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
In millions, for the three months ended March 31, 2008 December 31, 2007 March 31, 2007 December 31, 2007 March 31, 2007
Net interest income $854 $793 $623 8% 37%
Loan net interest income 324 304 232 7% 40%
Deposit net interest income 530 489 391 8% 36%
Noninterest income 967 834 991 16% (2%)
Total revenue $1,821 $1,627 $1,614 12% 13%
Fund servicing $228 $215 $203 6% 12%
Asset management 212                         225                              165                      (6%) 28%
Consumer services 170                         179                              157                      (5%) 8%
Corporate services 164                         180                              159                      (9%) 3%
Service charges on deposits 82                           90                                77                        (9%) 6%
Net securities gains (losses) 41                           (1)                                (3)                        NM NM
Other 70                           (54)                              233                      NM (70%)
Noninterest income $967 $834 $991 16% (2%)
% Change for 1Q08 vs.
Dollars in millions 2007
% of Segments
Retail Banking $893 52%
Corporate & Institutional Banking 432 25%
BlackRock (a) 253 15%
PFPC 128 8%
     Total business segment earnings 1,706
Other (a) (239)
Total consolidated net income $1,467
(a) Pre-tax BlackRock/MLIM transaction integration costs totaling $4 million ($3 million after-tax) for the year ended December 31, 2007 have been reclassified from
BlackRock to "Other."
Year ended December 31
Earnings (Loss)

Non-GAAP to GAAP Reconcilement
Appendix
For the year ended December 31, 2007 PNC PNC
In millions As Reported  Adjustments (a) As Adjusted
Net interest income $2,915 $2,915
Noninterest income 3,790 $131 3,921
Total revenue 6,705               131                             6,836
Provision for credit losses 315 (45)                             270
Noninterest expense 4,296 (184) 4,112
     Income before income taxes 2,094 360 2,454
Income taxes 627 125 752
     Net income $1,467 $235 $1,702
Diluted earnings per share 4.35                 0.70                            5.05
BlackRock
For the year ended December 31, 2006 PNC Deconsolidation and BlackRock PNC
In millions As Reported Adjustments (a) Other Adjustments Equity Method As Adjusted
Net interest income $2,245 $(10) $2,235
Noninterest income 6,327 $(1,812) (1,087) $144 3,572
Total revenue 8,572               (1,812)                         (1,097)                         144                  5,807
Provision for credit losses 124 124
Noninterest expense 4,443 (91) (765) 3,587
Income before minority interest and income taxes 4,005 (1,721) (332) 144 2,096
Minority interest in income of BlackRock 47 18 (65)
Income taxes 1,363 (658) (130) 7 582
   Net income $2,595 $(1,081) $(137) $137 $1,514
Diluted earnings per share 8.73                 (3.65)                          (0.46)                          0.46                 5.08
(a) Includes the impact of the following pretax items: $2,078 million gain on BlackRock/MLIM transaction, $196 million securities portfolio rebalancing loss, $101 million of BlackRock/MLIM transaction integration costs ($91 million of noninterest expense and $10 million impact on noninterest income), $48 million mortgage loan portfolio repositioning loss, and $12 million net loss related to our BlackRock LTIP shares obligation. The net tax impact of these items is reflected in the adjustment to income taxes.
(a) Amounts adjusted to exclude the impact of the following pretax items: (1) the gain of $83 million recognized in connection with PNC's transfer of BlackRock shares to satisfy a portion of our BlackRock LTIP shares obligation, (2) the $210 million net loss representing the mark-to-market adjustment on our remaining BlackRock LTIP shares obligation, (3) acquisition integration costs totaling $151 million, and (4) Visa indemnification charge of $82 million. The net tax impact of these items is reflected in the adjustment to income taxes.

Non-GAAP to GAAP Reconcilement
Appendix
For the year ended December 31, 2005 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $2,154 $(12) $2,142
Noninterest income 4,173 (1,214) $163 3,122
Total revenue 6,327                      (1,226)                          163                           5,264
Provision for credit losses 21 21
Noninterest expense 4,306 (853) 3,453
Income before minority interest and income taxes 2,000 (373) 163 1,790
Minority interest in income of BlackRock 71 (71)
Income taxes 604 (150) 11 465
   Net income $1,325 $(152) $152 $1,325
For the year ended December 31, 2004 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $1,969 $(14) $1,955
Noninterest income 3,572 (745) $101 2,928
Total revenue 5,541                      (759)                             101                           4,883
Provision for credit losses 52 52
Noninterest expense 3,712 (564) 3,148
Income before minority interest and income taxes 1,777 (195) 101 1,683
Minority interest in income of BlackRock 42 (42)
Income taxes 538 (59) 7 486
   Net income $1,197 $(94) $94 $1,197

Non-GAAP to GAAP Reconcilement
Appendix
For the year ended December 31, 2003 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $1,996 $(16) $1,980
Noninterest income 3,263 (604) $108 2,767
Total revenue 5,259                      (620)                             108                           4,747
Provision for credit losses 177 177
Noninterest expense 3,467 (369) 3,098
Income before minority interest and income taxes 1,615 (251) 108 1,472
Minority interest in income of BlackRock 47 (47)
Income taxes 539 (104) 8 443
Income before cumulative effect of accounting change 1,029 (100) 100 1,029
Cumulative effect of accounting change, net of tax (28) (28)
Net income $1,001 $(100) $100 $1,001
Adjusted
In millions 2003 2004 2005 2006 2007 '04-'07 CAGR
Adjusted net interest income $1,980 $1,955 $2,142 $2,235 $2,915 14%
Adjusted noninterest income 2,767 2,928 3,122 3,572 3,921 10%
Adjusted total revenue 4,747 4,883 5,264 5,807 6,836 12%
Adjusted noninterest expense 3,098 3,148 3,453 3,587 4,112 9%
Adjusted net income 1,001                      1,197                           1,325                        1,514                    1,702                      12%
Adjusted diluted earnings per share 3.55                       4.21                             4.55                          5.08                      5.05
Adjusted operating leverage 3%
Reported
In millions 2003 2004 2005 2006 2007 '04-'07 CAGR
Net interest income, as reported $1,996 $1,969 $2,154 $2,245 $2,915 14%
Noninterest income, as reported 3,263 3,572 4,173 6,327 3,790 2%
Total revenue, as reported 5,259 5,541 6,327 8,572 6,705 7%
Noninterest expense, as reported 3,467 3,712 4,306 4,443 4,296 5%
Net income, as reported 1,001                      1,197                           1,325                        2,595                    1,467                      7%
Diluted earnings per share 3.55                       4.21                             4.55                          8.73                      4.35
Operating leverage, as reported 2%
For the year ended December 31, as adjusted
For the year ended December 31, as reported

Non-GAAP to GAAP Reconcilement
Appendix
In millions
PNC as reported
2003
BlackRock related
adjustments (a)
2003 adjusted for
BlackRock
PNC as reported
2007
BlackRock related
adjustments (b)
2007 adjusted for
BlackRock
'03-'07 CAGR,
reported
'03-'07 CAGR,
adjusted for
BlackRock
Net interest income $1,996 $(16) $1,980 $2,915 $2,915 10% 10%
Noninterest income 3,263 (496) 2,767 3,790 $131 3,921 4% 9%
Total revenue $5,259 ($512) $4,747 $6,705 $131 $6,836 6% 10%
(b) 2007 adjustments exclude the impact of the following pretax items: (1) the gain of $83 million recognized in connection with PNC's transfer of BlackRock shares to satisfy a portion of our
BlackRock LTIP shares obligation, (2) the $210 million net loss representing the mark-to-market adjustment on our remaining BlackRock LTIP shares obligation, (3) and BlackRock/MLIM transaction integration costs totaling $4 million.
For the year ended December 31
(a) 2003 amounts adjusted to reflect the impact of the deconsolidation of BlackRock by adjusting as if we had recorded our investment in BlackRock on the equity method.

The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of Super-Regional Banks
Appendix

PNC Awards & Recognition
The PNC Financial Services Group has been recognized nationally and regionally for its accomplishments and success as a diversified financial services firm that reflects the needs, values and aspirations of our customers, employees, communities and shareholders.
HIGH-PERFORMANCE FRANCHISE
• Jim Rohr named one of the “Best CEOs in America” for banks/large-cap financial institutions, Institutional Investor magazine, (2008)
•
Jim Rohr named American Banker’s Banker of the Year (2007)
•
“BusinessWeek 50”
top performing companies (2007)
•
Most Admired Companies, Fortune (2007)
•
No. 2 among top-performing domestic banks with assets over $3 billion, ABA Journal (2007)
• Total Shareholder Return in peer-group*:  one year return, ranked 2nd; three and five-year return, ranked 1st, Bloomberg (2007)
•
Harris Williams named Middle Market Investment Bank of the Year, IDD magazine (2008)
EMPLOYER OF CHOICE
•
100 Best Companies for Working Mothers, Working Mother (2001, 2003–2007)
•
“25 Noteworthy Companies”, DiversityInc (2007)
•
Top 10 Companies for African-Americans, DiversityInc (2007)
• Top 100 Adoption-Friendly companies, Dave Thomas Foundation (2007)
•
Top 100 Companies for Employee Training, Training magazine (2004–2007)
• Best 50 Women in Business, State of Pennsylvania (14 winners since 1996)
TECHNOLOGY LEADER
•
CIO 100 for Technology Excellence, CIO magazine (2003-2007)
•
Technology Innovator in Financial Services, InformationWeek magazine (1994-2006)
• PFPC Product Innovation – Fund Operations Awards, Source Media (2006)
COMMUNITY
• Sesame Workshop Corporate Honoree – Jim Rohr, along with co-honoree First Lady Laura Bush, for PNC’s Grow Up Great Early
Education Initiative (2007)
• Corporate Stewardship Award Finalist, US Chamber of Commerce (2006)
• Woodrow Wilson “Corporate Citizenship” Award to Jim Rohr and PNC (2006)
•
“World’s Most Ethical Companies”, Ethisphere magazine (2007)
• Named 5th best “corporate citizen” in the financial sector, CRO magazine (2007)
• Outstanding overall CRA rating, Office of the Comptroller (2007)
• Exemplary Corporate Citizen Award for commitment to green buildings, Allegheny Group of the Sierra Club (2007)
*Peer group represents: US Bancorp, Wachovia, Comerica, Wells Fargo, SunTrust Banks, BB&T Corporation, Regions Financial Corporation, Fifth Third
Bancorp, KeyCorp, National City Corporation
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